UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 1, 2005


                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          1-11165                                    43-1470322
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 (Commission File Number)                    (IRS Employer Identification No.)


        12 East Armour Boulevard
          Kansas City, Missouri                                     64111
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  (Address of Principal Executive Offices)                       (Zip Code)


                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         Richard C. Seban agreed to serve as Executive Vice President - Sales & Marketing of Interstate Bakeries Corporation (the "Company"), effective as of August 1, 2005, pursuant to an employment offer letter from the Company. Mr. Seban will serve on an at-will basis at an annual base salary of $375,000. Mr. Seban is also eligible to participate in the Company's fiscal 2006 incentive plan, the terms of which have not yet been established by the Company. Provided Mr. Seban is on the Company's payroll at the time of the fiscal 2006 payout, he will receive a minimum bonus payment of $75,000 under the plan. Mr. Seban is eligible for $350,000 of Company provided Executive Life Insurance, the Company's financial planning assistance program, a company car comparable to that provided to other Executive Vice Presidents and relocation benefits. If Mr. Seban is terminated for reasons other than "cause," he will be eligible for six months of severance payments. Mr. Seban will also be eligible to participate in the Company's 401(k) plan once he has satisfied any applicable eligibility criteria. The employment offer letter is filed with this report as Exhibit 10.1, and its contents are incorporated by reference into this Item 1.01.


Item 9.01    Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

   10.1 Offer of Employment dated July 13, 2005 between Interstate Bakeries Corporation and Mr. Richard C. Seban.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2005                        INTERSTATE BAKERIES CORPORATION


                                             By: /s/ Ronald B. Hutchison
                                                 -----------------------------
                                                 Ronald B. Hutchison
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   10.1 Offer of Employment dated July 13, 2005 between Interstate Bakeries Corporation and Mr. Richard C. Seban.